UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2014

Date of reporting period: February 28, 2014

Item 1. Report to Stockholders.

HILTON YIELD PLUS FUND

INSTITUTIONAL CLASS SHARES — HCYIX
INVESTOR CLASS SHARES — HCYAX

SEMI-ANNUAL REPORT

www.hiltonfunds.com	FEBRUARY 28, 2014

HILTON YIELD PLUS FUND

March 10, 2014

Dear Fellow Shareholders,

February 28th marked the end of Hilton Yield Plus Fund’s first semi-annual period and we are pleased to share with you some detail on the fund’s strategy, performance and outlook going forward.

STRATEGY

The strategy of the Hilton Yield Plus Fund is to seek capital preservation with an emphasis on income generation as a key component to competitive total returns while maintaining a focus on minimizing risk and volatility. The strategy is designed for investors who require greater income than can be generated in an intermediate fixed income portfolio. The fund uses a balanced mix of equities and fixed income securities invested tactically to attempt to achieve this strategy. The fund will use both government and corporate fixed income instruments, US domestic equity, preferred stocks, MLP’s, REIT’s, ETF’s and ETN’s to generate the target yield and maintain a below market standard deviation.

The investment decision making process is driven by in-depth fundamental analysis framed through our global macro-economic expectations. Our top down macro-economic process utilizes inputs such as inflation, interest rates, fiscal/monetary policy, geo-political concerns as well as overall business and market conditions. In our sector and security selection process we look for securities with below market volatility, ample liquidity, opportunities for margin expansion, market dominance or sectors with high barriers to entry. All securities must generate income through dividend or interest payments. As income is the common characteristic for all of the securities in our portfolio we lastly filter potential additions for several income differentiators; sensitivity to changes in market interest rates, above market dividends or current yield, sustainability of current dividend and the company’s ability to grow their dividend or distribution.

On an ongoing basis we screen our portfolio securities through a proprietary factor model to supplement our continuous fundamental analysis. We screen our securities in real time using multi-duration beta changes and multi-duration correlation analysis versus peers (in same sector group) and to the market overall. The model generates negative trigger alerts for 10% risk adjusted relative adverse movements in those primary factors. If a portfolio security triggers an alert it becomes a candidate for further review by the investment committee and determination is made to hold or exit that position.

PERFORMANCE

The fund uses a blended benchmark consisting of 60% Barclay’s Intermediate Government/Credit index and 40% S&P 500 index. Since inception the Hilton Yield Plus Fund (Institutional Class: HCYIX) has returned 5.15% versus a return of 5.58% for our blended benchmark.

One of the highlights in the portfolio since inception has been our exposure to a select few Master Limited Partnerships (MLP’S). At Hilton Capital we have a long history of being investors in the MLP space and over time we have limited our exposure to those MLP’s which we feel have the best combination of distribution coverage and growth. We held six securities in the MLP space at the end of February 2014, those six securities had an actual weighted total return of 24.18% compared to the total return of the JP Morgan Alerian MLP Index of 5.29%. It is through our fundamental analysis in identifying this select group of MLP’s that Hilton is able to differentiate itself from most MLP investors.

HILTON YIELD PLUS FUND

Another bright spot for the portfolio has been our allocation to financial stocks. In 2013 Hilton made a concerted effort to position the portfolio to benefit from a raising interest rate environment, which we have continued in 2014. In the face of the Federal Reserve tapering their quantitative easing policy and the potential reversion to more historic interest rate levels we began increasing our weighting in the financial sector. Our focus has been mostly in the mid-sized and community banks which should benefit from increasing net interest margins in a more normalized rate environment. These banks are also benefiting from excellent loan growth.

Conversely our exposure to fixed income securities has been a drag on the overall portfolio performance. Due to our above stated interest rate forecast we rotated out of some longer duration fixed income positions to provide room for the increased financial sector exposure. The fixed income portion of the portfolio is currently near historic lows for Hilton.

The stated goal for the Hilton Yield Plus Fund is to derive income and preserve capital through a lower volatility profile than the general market. In that regard we feel we are on track. As of February 28th, 2014 the 30 day SEC Yield for the fund was 3.16% (subsidized) and 1.80% (unsubsidized) and had a standard deviation of less than 8 percent. That compares well to the S&P 500 index which carries a yield of around 2 percent and a standard deviation between 16 and 17 percent. Hilton Yield Plus Fund investors are generating double the overall market yield with half the overall market exposure.

MARKET OUTLOOK

Hilton Capital utilizes many factors to determine our macro-economic forecast which we use as the framework to construct our portfolio. Since inception of the fund we have been keenly focused on interest rates. Even though the majority of our portfolio is made up of equity positions there is a sensitivity of those positions to significant changes in interest rates. Many equities can have bond like attributes that were easily witnessed during the wild volatility that was experienced in the rates market in the back half of 2013.

Coming out of the economic meltdown of 2008-09 required the world’s central bankers to take unprecedented steps to not only support the financial markets but encourage economic expansion afterward. The direct result or bi-product of this intervention has been historically low global interest rates. It has been over 5 years since we marked the bottom of the economic cycle and we even experienced robust economic growth throughout all of 2013. It’s our expectation that we are set to experience a return to a more normal interest rate environment. While the economy in 2014 may not enjoy the torrid pace of expansion as many hoped we still expect bond yields to gradually rise as central bankers finally begin to unwind their unconventional bond buying programs; think taper.

Bond yields have declined in the last few months as we have seen some softer economic data and unrest in certain emerging markets. This has given those investors who were hoping to shorten their duration or lower the fixed income exposure a second chance to reposition. The Fed has tapered their bond buying programs twice so far and we expect additional reductions. We think the current environment remains one where investors in fixed income should use an abundance of caution and use the recent strength as an opportunity to further lighten up on bond exposure.

We feel we have constructed the fund in such a manner to eliminate a significant portion of the interest rate risk typically associated with yield focused investment funds.

We here at Hilton Capital are grateful for the trust our shareholders have placed in us and we look forward to continued success in the years ahead.

HILTON YIELD PLUS FUND

This report should be proceeded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADR’s which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund may invest in MLP’s which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and nonrated securities presents a greater risk of loss to principal and interest than higher-rated securities. Income from municipal securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Because the funds invest in ETFs and ETN’s, they are subject to additional risks that do not apply to conventional mutual funds. ETF risk includes the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. ETN risk includes the risks that the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.

Diversification does not assure a profit nor protect against loss in a declining market.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Standard Deviation is applied to the annual rate of return of an investment to measure the investment’s volatility. Standard deviation is also known as historical volatility and is used by investors as a gauge for the amount of expected volatility.

Correlation is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole, also used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

Barclay’s Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

The S&P 500 Index is one of the most commonly used benchmarks for the overall U.S. Stock Market. It is a market value weighted index and each stock’s weight is proportionate to its market value.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class.

The 60% Barclay’s Intermediate Government/Credit Index 40% S&P 500 Index is a blended benchmark consisting of 60% of the Barclay’s Intermediate Government/Credit Index and 40% of the S&P 500 Index.

One cannot invest directly in an index.

The Hilton Yield Plus Fund is distributed by Quasar Distributors, LLC.

HILTON YIELD PLUS FUND

VALUE OF $250,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $250,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

RATES OF RETURN (%) — AS OF FEBRUARY 28, 2014

Since Inception(1)
Institutional Class	5.15%

Investor Class	4.99%

60% Barclay’s Intermediate Government/Credit Index
40% S&P 500 Index(2)	5.58%

(1)	September 16, 2013.
(2)	The 60% Barclay’s Intermediate Government/Credit Index 40% S&P 500 Index is a blended benchmark consisting of 60% of the Barclay’s Intermediate Government/Credit Index and 40% of the S&P 500 Index.

HILTON YIELD PLUS FUND

EXPENSE EXAMPLE (UNAUDITED)
FEBRUARY 28, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to redemption fees and wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or services (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 16, 2013 – February 28, 2014).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(9/16/2013)	(2/28/2014)	(9/16/2013 – 2/28/2014)
Investor Class Actual(2)	$1,000.00	$1,049.90	$7.41
Investor Class Hypothetical (5% return before expenses)	1,000.00	1,015.37	7.29

Institutional Class Actual(2)	1,000.00	1,051.50	5.80
Institutional Class Hypothetical (5% return before expenses)	1,000.00	1,016.95	5.70

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.60% and 1.25% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 165/365 to reflect the since inception period.
(2)	Based on the actual returns for the period from inception through February 28, 2014 of 4.99% and 5.15% for the Investor Class and Institutional Class, respectively.

HILTON YIELD PLUS FUND

ALLOCATION OF PORTFOLIO NET ASSETS (UNAUDITED)
AS OF FEBRUARY 28, 2014
(% OF NET ASSETS)

TOP TEN HOLDINGS(1) (UNAUDITED)
AS OF FEBRUARY 28, 2014
(% OF NET ASSETS)

PowerShares Senior Loan Portfolio	11.4%
HCI Group, Inc., 3.875%, 03/15/2019	4.5%
Plains GP Holdings LP, Class A	3.9%
Citigroup Capital IX	3.2%
Alpine Total Dynamic Dividend Fund	3.1%
Enterprise Products Partners L.P.	3.0%
Williams Companies, Inc.	2.9%
JPMorgan Alerian MLP Index ETN	2.9%
Magellan Midstream Partners, L.P.	2.9%
Countrywide Capital IV, Series A	2.1%

(1) Fidelity Institutional Money Market Portfolio is excluded from the Top Ten Holdings.
ETN – Exchange Traded Note

HILTON YIELD PLUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)
FEBRUARY 28, 2014

	Shares	Value
COMMON STOCKS — 35.8%
Communications — 1.0%
New Media Investment Group, Inc. *	12,001	$172,811

Consumer Non Cyclical — 6.6%
B&G Foods, Inc.	10,350	310,086
Kraft Foods Group, Inc.	4,000	221,080
Pfizer, Inc.	7,850	252,063
Philip Morris International, Inc.	2,000	161,820
Tootsie Roll Industries, Inc.	5,150	149,865
		1,094,914
Energy — 6.9%
Plains GP Holdings LP, Class A	23,200	649,600
Williams Companies, Inc.	11,750	485,275
		1,134,875
Financial — 21.3%
Bryn Mawr Bank Corp.	7,400	210,826
Cherry Hill Mortgage Investment Corp.	7,000	127,260
Community Bank System, Inc.	5,200	189,436
Federated Investors, Inc., Class B	8,600	235,640
Heritage Financial Corp.	13,850	245,560
Home Loan Servicing Solutions Ltd.	10,500	215,460
Medley Capital Corp.	22,000	308,880
MunichRe – ADR	7,600	166,212
New Residential Investment Corp. – REIT	44,500	284,355
Newcastle Investment Corp. – REIT	50,000	245,000
Oaktree Capital Group, LLC	3,000	185,040
RAIT Financial Trust – REIT	36,265	301,362
Sterling Bancorp	26,000	333,840
Two Harbors Investment Corp. – REIT	30,750	319,185
Westwood Holdings Group, Inc.	2,750	156,503
		3,524,559
Total Common Stocks
(Cost $5,845,384)		5,927,159

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) – CONTINUED
FEBRUARY 28, 2014

	Shares	Value
PREFERRED STOCKS — 17.7%
Consumer Cyclical — 1.9%
M/I Homes, Inc., Series A	12,000	$309,180

Financial — 15.8%
Arlington Asset Investment Corp.	6,644	147,696
Bank of America Corp., Series H	12,100	221,672
Citigroup Capital IX	21,000	527,310
Citigroup Capital XI	7,250	183,353
Colony Financial, Inc., Series A	8,800	228,624
Countrywide Capital IV, Series A	14,000	355,040
Countrywide Capital V, Series B	9,150	230,488
Customers Bancorp, Inc.	6,000	157,200
CYS Investments, Inc., Series A	5,650	133,340
HCI Group, Inc.	7,860	212,456
HSBC USA, Inc., Series F	11,200	227,696
		2,624,875
Total Preferred Stocks
(Cost $2,892,552)		2,934,055

EXCHANGE TRADED FUNDS — 14.3%
JPMorgan Alerian MLP Index ETN	10,500	481,320
PowerShares Senior Loan Portfolio	75,675	1,882,037
Total Exchange Traded Funds
(Cost $2,355,364)		2,363,357

MASTER LIMITED PARTNERSHIPS — 9.9%
American Midstream Partners LP	13,380	314,698
Enterprise Products Partners L.P.	7,500	503,325
Magellan Midstream Partners, L.P.	7,000	473,690
Tallgrass Energy Partners L.P.	11,200	350,896
Total Master Limited Partnerships
(Cost $1,452,852)		1,642,609

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) – CONTINUED
FEBRUARY 28, 2014

	Par/Shares	Value
CONVERTIBLE BOND — 4.5%
HCI Group, Inc.
3.875%, 03/15/2019(a)
(Cost $735,000)	$735,000	$746,944

CLOSED END FUND — 3.1%
Alpine Total Dynamic Dividend Fund
(Cost $505,964)	61,050	516,483

SHORT-TERM INVESTMENT — 17.3%
Fidelity Institutional Money Market Portfolio, 0.04%^
(Cost $2,870,491)	2,870,491	2,870,491

Total Investments — 102.6%
(Cost $16,657,607)		17,001,098
Other Assets and Liabilities, Net — (2.6)%		(436,429)
Total Net Assets — 100.0%		$16,564,669

*	Non-income producing security.
(a)

Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of February 28, 2014, the value of this investment was $746,944 or 4.5% of total net assets.

^	Variable Rate Security — The rate shown is the rate in effect as of February 28, 2014.
ADR — American Depository Receipt ETN — Exchange Traded Note REIT — Real Estate Investment Trust

HILTON YIELD PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
FEBRUARY 28, 2014

ASSETS:
Investments, at value
(cost $16,657,607)	$17,001,098
Receivable for capital shares sold	200,280
Receivable for adviser reimbursements	5,284
Dividends & interest receivable	33,138
Prepaid expenses	23,258
Total assets	17,263,058

LIABILITIES:
Payable for investment securities purchased	659,524
Payable for fund administration & accounting fees	14,287
Payable for compliance fees	2,099
Payable for transfer agent fees & expenses	8,381
Payable for custody fees	1,262
Payable for trustee fees	309
Accrued distribution & shareholder service fees	402
Accrued expenses	12,125
Total liabilities	698,389

NET ASSETS	$16,564,669

NET ASSETS CONSIST OF:
Paid-in capital	$16,129,962
Accumulated undistributed net investment income	102,175
Accumulated undistributed net realized loss on investments	(10,959)
Net unrealized appreciation on investments	343,491
Net Assets	$16,564,669

	Investor Class	Institutional Class
Net Assets	$528,472	$16,036,197
Shares issued and outstanding(1)	33,846	1,025,899
Net asset value, redemption price and offering price per share(2)	$15.61	$15.63

(1)	Unlimited shares authorized, with no par value.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD INCEPTION THROUGH FEBRUARY 28, 2014(1)

INVESTMENT INCOME:
Dividends from common stock	$230,300
Distributions received from master limited partnerships	30,162
Less: return of capital on distributions	(30,162)
Net distribution income from master limited partnerships	—
Interest income	6,676
Total investment income	236,976

EXPENSES:
Fund administration & accounting fees (See Note 4)	47,595
Investment adviser fees (See Note 4)	43,932
Transfer agent fees (See Note 4)	23,843
Federal & state registration fees	17,367
Audit fees	8,250
Compliance fees (See Note 4)	5,592
Legal fees	5,454
Trustee fees (See Note 4)	4,830
Custody fees (See Note 4)	3,536
Postage & printing fees	3,433
Other	2,145
Distribution & shareholder service fees – Investor Class (See Note 5)	403
Total expenses before reimbursement	166,380
Less: reimbursement from investment adviser (See Note 4)	(108,172)
Net expenses	58,208

NET INVESTMENT INCOME	178,768

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	12,887
Net change in unrealized appreciation on investments	343,491

Net realized and unrealized gain on investments	356,378

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$535,146

(1)	Inception date of the Fund was September 16, 2013.

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

STATEMENT OF CHANGES IN NET ASSETS

For The Period
Inception Through
February 28, 2014(1)
(Unaudited)
OPERATIONS:
Net investment income	$178,768
Net realized gain on investments	12,887
Net change in unrealized appreciation on investments	343,491
Net increase in net assets resulting from operations	535,146

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	518,050
Proceeds from reinvestment of distributions	753
Payments for shares redeemed	—
Redemption fees	—
Increase in net assets from Investor Class transactions	518,803
Institutional Class:
Proceeds from shares sold	15,531,563
Proceeds from reinvestment of distributions	89,758
Payments for shares redeemed	(10,233)
Redemption fees	71
Increase in net assets from Institutional Class transactions	15,611,159
Net increase in net assets resulting from capital share transactions	16,129,962

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(2,250)
Institutional Class	(74,343)
From net realized gains:
Investor Class	(726)
Institutional Class	(23,120)
Total distributions to shareholders	(100,439)

TOTAL INCREASE IN NET ASSETS	16,564,669

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed
net investment income of $102,175	$16,564,669

(1)	Inception date of the Fund was September 16, 2013.

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INCEPTION THROUGH FEBRUARY 28, 2014(1)

	Investor Class		Institutional Class
PER SHARE DATA:
Net asset value, beginning of period	$15.00		$15.00
Investment operations:
Net investment income	0.16		0.21
Net realized and unrealized gain on investments	0.59		0.56
Total from investment operations	0.75		0.77
Less distributions:
Dividends from net investment income	(0.11)		(0.11)
Dividends from net capital gains	(0.03)		(0.03)
Total distributions	(0.14)		(0.14)
Paid in capital from redemption fees	—		—	(2)
Net asset value, end of period	$15.61		$15.63

TOTAL RETURN	4.99	%(3)	5.15	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.5		$16.0
Ratio of expenses to average net assets:
Before expense reimbursement	3.54	%(4)	3.60	%(4)
After expense reimbursement	1.60	%(4)	1.25	%(4)
Ratio of net investment income to average net assets:
Before expense reimbursement	1.58	%(4)	1.52	%(4)
After expense reimbursement	3.52	%(4)	3.87	%(4)

Portfolio turnover rate	44	%(3)	44	%(3)

(1)	Inception date of the Fund was September 16, 2013.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FEBRUARY 28, 2014

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Hilton Yield Plus Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek total return consistent with the preservation of capital. The Fund commenced operations on September 16, 2013. The Fund currently offers two classes, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and 0.10% shareholder service fee. Each class of shares has identical rights and privileges with respect to the distribution fees and voting on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended February 28, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period ended February 28, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund will make distributions, if any, of net investment income quarterly. The Fund will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where

HILTON YIELD PLUS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
FEBRUARY 28, 2014

such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, ETFs, MLP’s and real estate investment trusts (“REITS”) that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

HILTON YIELD PLUS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
FEBRUARY 28, 2014

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$5,927,159	$—	$—	$5,927,159
Preferred Stocks	2,412,419	521,636	—	2,934,055
Exchange Traded Funds	2,363,357	—	—	2,363,357
Master Limited Partnerships	1,642,609	—	—	1,642,609
Convertible Bond		746,944	—	746,944
Closed End Fund	516,483	—	—	516,483
Short-Term Investment	2,870,491	—	—	2,870,491
Total Investments in Securities	$15,732,518	$1,268,580	$—	$1,701,098

Transfers between levels are recognized at the end of the reporting period. During the period ended February 28, 2014, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Hilton Capital Management, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.95% of the Fund’s average daily net assets.

HILTON YIELD PLUS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
FEBRUARY 28, 2014

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.60% and 1.25% of average daily net assets of the Fund’s Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/ or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least March 31, 2015. Prior to March 31, 2015 this Operating Expense Limitation Agreement cannot be terminated. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
8/31/2017	$108,172

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended February 28, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended February 28, 2014, the Investor Class incurred expenses of $288 pursuant to the Plan.

HILTON YIELD PLUS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
FEBRUARY 28, 2014

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended February 28, 2014, the Investor Class incurred $115 in shareholder servicing fees under the Agreement.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For the Period
Inception through
February 28, 2014(1)
Investor Class:
Shares sold	33,798
Shares issued to holders in reinvestment of dividends	48
Shares redeemed	—
Net increase in Investor Class shares	33,846
Institutional Class:
Shares sold	1,020,779
Shares issued to holders in reinvestment of dividends	5,784
Shares redeemed	(664)
Net increase in Institutional Class shares	1,025,899
Net increase in shares outstanding	1,059,745

(1)	Inception date of the Fund was September 16, 2013.

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended February 28, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$17,211,833	$3,407,442

HILTON YIELD PLUS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
FEBRUARY 28, 2014

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at February 28, 2014, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$531,885	$(188,394)	$343,491	$16,657,607

The tax character of distributions paid during the period ended February 28, 2014 were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$100,439	$—	$100,439

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2014, Rafferty Holdings, LLC for the benefit of its customers, owned 26.27% of the outstanding shares of the Institutional Class.

10. SUBSEQUENT EVENTS

On March 28, 2014, the Fund paid an income distribution to the Investor Class in the amount of $4,255 or $0.1257 per share, and to the Institutional Class in the amount of $145,213 or $0.1392 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

HILTON YIELD PLUS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
HILTON CAPITAL MANAGEMENT, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on May 14-15, 2013, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Hilton Capital Management, LLC (“Hilton”) regarding the Hilton Yield Plus Fund (the “Fund”) (the “Investment Advisory Agreement”). The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Hilton and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and Hilton (“Support Materials”). Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement. Hilton also met with the Trustees and provided further information regarding its proposed services to the Fund, including but limited to information regarding its investment philosophy.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services to be provided by Hilton; (2) the cost of the services to be provided and the profits to be realized by Hilton from services rendered to the Trust; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Hilton resulting from services to be rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Hilton’s presentation and the Support Materials, the Board concluded that the overall arrangements between the Trust and Hilton as will be set forth in the Investment Advisory Agreement as it relates to the Fund are fair and reasonable in light of the services that Hilton will perform, the investment advisory fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services to be provided under the Investment Advisory Agreement with respect to the Fund, noting that such services will include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Hilton on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered Hilton’s assets under management, its capitalization and its affiliation with Rafferty Holdings, LLC, the parent company of a FINRA-registered broker-dealer and a large SEC-registered investment adviser, which serves as the adviser to the Direxion Funds and Direxion Shares, a family of mutual funds and ETFs. The Trustees also considered Hilton’s sound composite performance since the composite’s inception in 2001 for accounts managed in the Yield Plus style, the same investment style that will be used

HILTON YIELD PLUS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – CONTINUED
HILTON CAPITAL MANAGEMENT, LLC

to manage the Fund. The Trustees noted the investment philosophy of the portfolio managers and their significant investment and portfolio management experience. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Hilton proposes to provide to the Fund under to the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that the Fund will pay to Hilton in the amount of 0.95% of the Fund’s average annual daily net assets, as well as Hilton’s profitability analysis (12 month pro-forma) for services that Hilton will render to the Fund. In this regard, the Trustees noted that Hilton expects to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees and shareholder service fees payable by the Fund. The Trustees noted that the management fees charged by Hilton to separately managed accounts with similar investment strategies and similar asset levels to those projected for the Fund varied but are generally lower than the proposed advisory fee for the Fund but that Hilton has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder material that could justify a higher fee. The Trustees also noted that Hilton had contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.60% of the average daily net assets of the Investor Class and 1.25% of the average daily net assets of the Institutional Class shares. The Trustees concluded that the Hilton’s service relationship with the Fund will not initially be profitable.

Comparative Fee and Expense Data. The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Morningstar benchmark category with assets less than $100 million. The Trustees noted that the Fund’s management fee was higher than the average and median management fee reported for the benchmark category. They also considered that the total expenses of the Institutional Class and Investor Class shares of the Fund were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category but that Hilton’s tactical allocation strategy could justify a higher advisory fee. In addition, the Trustees noted that the benchmark category contains funds that invest primarily in exchange-traded funds or are fund-of-funds which could skew the category’s average and median fees. While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that Hilton’s proposed advisory fee is reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund did not contain breakpoints. The Trustees noted the fact that the Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of advisory services that Hilton would need to provide to the Fund. The Trustees also considered that Hilton had agreed to consider breakpoints in the future in response to asset growth. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that Hilton does not expect to utilize soft dollar arrangements and or affiliated brokers with respect to the Fund’s portfolio transactions. The Trustees concluded that Hilton will not receive any additional financial benefits from services rendered to the Fund.

HILTON YIELD PLUS FUND

ADDITIONAL INFORMATION (UNAUDITED)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-953-7587.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-953-7587. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-953-7587, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Hilton Capital Management, LLC
1010 Franklin Avenue
Garden City, NY 11530

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44145

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-953-7587.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	5/5/14

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	5/5/14

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	5/5/14

* Print the name and title of each signing officer under his or her signature.